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                                                                     Exhibit 1.1

                             DRESSER-RAND GROUP INC.

                                20,000,000 Shares
                     Common Stock, par value $0.01 per Share

                             Underwriting Agreement

                                                                 _________, 2006

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

          D-R Interholding, LLC, a Delaware limited liability company (the "SELLING STOCKHOLDER"), proposes to sell to the several Underwriters named in
Schedule I hereto (the "UNDERWRITERS"), 20,000,000 shares of the common stock, par value $0.01 per share, of the Dresser-Rand Group Inc., a corporation organized under the laws of Delaware (the "COMPANY"), (the "FIRM SHARES").

          The Selling Stockholder also proposes to sell to the several Underwriters not more than an additional 3,000,000 shares of common stock, par value $0.01 per share, of the Company (the "ADDITIONAL SHARES") if and to the extent that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), Citigroup Global Markets Inc. ("CGMI") and UBS Securities LLC ("UBS" and together with Morgan Stanley and CGMI, the "MANAGERS"), as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of common stock, par value $0.01 per share, of the Company are hereinafter referred to as the "COMMON STOCK."

          The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the

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"RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term
"Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

          For purposes of this Agreement, "FREE WRITING PROSPECTUS" has the meaning set forth in Rule 405 under the Securities Act; "TIME OF SALE PROSPECTUS" means the preliminary prospectus included in the Registration Statement at the time it became effective, together with the free writing prospectuses, if any, each identified in Schedule II hereto; and "BROADLY AVAILABLE ROAD SHOW" means a "bona fide electronic road show", if any, as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "REGISTRATION STATEMENT," "PRELIMINARY PROSPECTUS," "TIME OF SALE PROSPECTUS" and "PROSPECTUS" shall include the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT," "AMENDMENT'" and "AMEND" as used herein with respect to the Time of Sale Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), that are incorporated by reference therein.

          1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as set forth below in this Section 1:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering and at the Closing Date (as defined in Section 5 of this Agreement), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,
     (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Registration Statement, the Time of Sale Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters through the Managers specifically for inclusion therein.


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          (c) The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and broadly available road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

          (d) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" as defined in the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company's securities.

          (e) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated in this Agreement).

          (f) Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result, under the Exchange Act or otherwise, in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (g) The Company and each of its "significant subsidiaries" (as defined in Regulation S-X under the Securities Act) has been duly incorporated or formed and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or other organizational power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Time of Sale Prospectus and the Prospectus, and is duly qualified to do business as a foreign corporation or other entity and is in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so incorporated or formed or qualified, have such power or authority or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). The Company's "significant subsidiaries" are listed on Schedule III hereto.

          (h) All the outstanding shares of capital stock of each significant subsidiary of the Company have been duly authorized and validly issued and are fully paid and


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     nonassessable, and, except as otherwise set forth in the Time of Sale
     Prospectus and the Prospectus, all outstanding shares of capital stock of each significant subsidiary of the Company are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest, claim, lien or encumbrance (other than liens, encumbrances and restrictions imposed in favor of the lenders under the Company's existing senior secured credit agreement described in the Time of Sale Prospectus and the Prospectus or permitted thereunder).

          (i) (a) This Agreement has been duly authorized, executed and delivered by the Company; and (b) the shares of Common Stock (including the Shares to be sold by the Selling Stockholder) have been duly authorized, are validly issued, fully paid and non-assessable, and are not subject to any preemptive or similar rights.

          (j) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Time of Sale Prospectus and the Prospectus.

          (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement, except such (i) as may be required under the blue sky laws of any jurisdiction in which the Shares are offered and sold or (ii) as shall have been obtained or made prior to the Closing Date.

          (l) None of the execution and delivery of this Agreement by the Company, the sale of the Shares or the consummation of any of the transactions herein contemplated will conflict with or result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to
     (i) the charter or bylaws or other organizational document of the Company or any of its significant subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its significant subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its significant subsidiaries or any of its or their properties other than in the case of clauses (ii) and (iii), such breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (m) The consolidated historical financial statements of the Company and the combined historical financial statements of Dresser-Rand Company included in the Time of Sale Prospectus, the Prospectus and the Registration Statement present fairly the financial condition, results of operations and cash flows of the Company and Dresser-Rand Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the captions "Summary Historical and Pro Forma


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     Financial Information" and "Selected Historical Financial Information" in
     the Time of Sale Prospectus, the Prospectus and the Registration Statement fairly present, on the basis stated in the Time of Sale Prospectus, the Prospectus and the Registration Statement, the information included therein; the pro forma financial statements included in the Time of Sale Prospectus, the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the offering of the Shares; the related pro forma adjustments give appropriate effect to those assumptions; and the pro forma financial information reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Time of Sale Prospectus, the Prospectus and the Registration Statement. The pro forma financial statements included in the Time of Sale Prospectus, the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Securities Act. The selected historical combined financial data as of and for the one month ended January 31, 2000 and the eleven months ended December 31, 2000 included in the Time of Sale Prospectus, the Prospectus and the Registration Statement is correct and accurate in all material respects.

          (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) would reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto).

          (o) Each of the Company and its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted except as would not reasonably be expected to have a Material Adverse Effect.

          (p) Neither the Company nor any of its subsidiaries is in violation or default of (i) any provision of its charter or bylaws or any equivalent organizational document; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, other than in the cases of clauses (ii) and (iii), such violations and defaults that would not reasonably be expected to have a Material Adverse Effect.

          (q) PricewaterhouseCoopers LLP, who have audited certain financial statements of each of the Company and Dresser-Rand Company and delivered their reports with respect to the audited consolidated financial statements and audited combined financial statements included in the Prospectus, is an independent registered


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     public accounting firm with respect to the Company and Dresser-Rand Company within the meaning of the Securities Act.

          (r) The Company has filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto).

          (s) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by its employees or any of its or its subsidiaries' employees, except as would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto).

          (t) The Company and each of its subsidiaries are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or as required by law, except as would not reasonably be expected to have a Material Adverse Effect.

          (u) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company or any other subsidiary, from making any other distribution on such subsidiary's capital stock, from repaying to the Company or any other subsidiary any loans or advances to such subsidiary from the Company or any other subsidiary or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto) and except for any prohibitions imposed under the Company's existing senior secured credit agreement and the indenture governing the Company's outstanding 7 3/8% senior subordinated notes due 2014.

          (v) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non-U.S. regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a


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     Material Adverse Effect, except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto).

          (w) Except as described in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto), the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) Except as set forth in or contemplated in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto), the Company and its subsidiaries are (i) in compliance with any and all applicable non-U.S., U.S. federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses;
     (iii) have not received notice of any actual or potential liability under any Environmental Law; and (iv) have not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, liability or naming as a "potentially responsible party" would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (y) Each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance with the currently applicable provisions of ERISA and the Code, except where noncompliance would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under
     Section 4201 of ERISA, any liability under Section 4062, 4063 or 4064 of ERISA or any other liability under Title IV of ERISA that would reasonably be expected to have a Material Adverse Effect.

          (z) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) or presentation of market-related or statistical data contained in the Time of Sale Prospectus, the Prospectus or Registration Statement has been made or reaffirmed without a reasonable basis or has been disclosed in other than good faith.


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          (aa) No holders of the Company's Common Stock, other than the Selling
     Stockholder, have rights to include such Common Stock with the Shares in the Registration Statement.

          (bb) Except as described in the Time of Sale Prospectus and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to stock incentive plans, employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (cc) Other than the failure to appoint a second independent member (as such term is defined in Section 10A(m)(3) of the Exchange Act) to the audit committee of its board of directors by November 4, 2005, which failure has since been remedied, there is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES OXLEY ACT"), including Section 402 related to loans and Sections 302 and 906 related to certifications, solely to the extent that the Sarbanes Oxley Act has been applicable to the Company.

          (dd) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

          (ee) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA"

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     means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

          (ff) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

          (gg) Except as specifically described in the Time of Sale Prospectus and the Prospectus (exclusive of any amendment or supplement thereto), neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          Any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the sale of the Shares by the Selling Stockholder shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          2. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

          (b) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement, will not contravene (i) any provision of applicable law, (ii) the certificate of formation or operating agreement of the Selling Stockholder, (iii) any agreement or other instrument binding upon the Selling Stockholder or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, except in the case of clauses (i) and (iii) as would not individually or in the aggregate have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the

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     performance by the Selling Stockholder of its obligations under this
     Agreement, except for the registration of the Shares under the Act and such as may be required to be obtained or made under state securities or "blue sky" laws or by the rules and regulations of the NASD in connection with the purchase and sale of the Shares by the Underwriters.

          (c) The Selling Stockholder has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of
     Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by the Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder or a security entitlement in respect of the Shares.

          (d) Upon payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement, delivery of the Shares, as directed by the Underwriters, to Cede & Co. ("CEDE") or such other nominee as may be designated by The Depository Trust Company ("DTC"), registration of the Shares in the name of Cede or such other nominee and the crediting of the Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC")) to the Shares), (A) DTC shall be a "protected purchaser" of the Shares within the meaning of Section 8-303 of the UCC,
     (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of the Shares and (C) no action based on any "adverse claim", within the meaning of Section 8-102 of the UCC, to the Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) the Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

          (e) The Selling Stockholder is not prompted to sell its Shares pursuant to this Agreement by any material information concerning the Company or its subsidiaries that has not been publicly disclosed.

          (f) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that each of the representations and warranties set forth in clauses (i) to (iv) of this Paragraph 2(f) is limited solely to statements or omissions made in reliance upon information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any amendments or supplements thereto.

          Any certificate signed by any officer of the Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter.

          3. Agreements to Sell and Purchase. The Selling Stockholder hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Stockholder at $[____________] a share (the "PURCHASE PRICE") the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholder agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 3,000,000 Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          4. Terms of Public Offering. The Company and the Selling Stockholder are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Selling Stockholder are further advised by you that the Shares are to be offered to the public initially at $[_____________] a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $[_____________] a share under the Public Offering Price.

          5. Payment and Delivery. Payment for the Firm Shares shall be made to the Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [_____________], 2006, or at such other time or such other date, not later than [5 BUSINESS DAYS AFTER CLOSING DATE], as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

          Payment for any Additional Shares shall be made to the Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [10 BUSINESS DAYS AFTER EXPIRATION OF OPTION], as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

          The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          6. Company Agreements. The Company agrees with each Underwriter that:

          (a) The Company will furnish to each Underwriter and to counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and will furnish to the Underwriters during the period referred to in paragraph (c) below, as many copies of the Time of Sale Prospectus, the Prospectus and any amendments and supplements thereto as they may reasonably request no later than 5:00 p.m., New York City time, on the day immediately following the date hereof.

          (b) The Company will not make any amendment or supplement to the Time of Sale Prospectus or the Prospectus without the prior written consent of the Managers (not to be unreasonably withheld or delayed).

          (c) The Company will furnish each Underwriter a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Underwriters reasonably object.

          (d) The Company will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus or Company information prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

          (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which, in the opinion of counsel for the Underwriters or counsel for the Company, it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which, in the opinion of counsel for the Underwriters or counsel for the Company, the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters or counsel for the Company, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company will promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

          (f) If at any time when a prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which, in the opinion of counsel for the Underwriters and counsel for the Company, it is necessary to amend or supplement the Prospectus, as then amended or supplemented, (i) in order that the Prospectus would not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) comply with applicable law, the Company will promptly (A) notify the Underwriters of any such event; (B) subject to the requirements of paragraph (b) of this
     Section 6, prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (C) supply any supplemented or amended Prospectus to the several Underwriters and counsel for the Underwriters without charge in such quantities as they may reasonably request.

          (g) The Company will arrange, if necessary, for the qualification of the Shares for sale by the Underwriters under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the sale of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject or to subject itself to taxation in excess of a nominal amount in respect of doing business in any jurisdiction. The Company will promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

          (h) The Company agrees that it will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (i) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing (or reproduction), delivery (including postage, air freight charges and charges for counting and packaging) and filing of copies of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by or referred to by the Company and the Registration Statement, and all amendments or supplements to any of the foregoing, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (ii) any stamp or transfer taxes in connection with the sale and delivery of the Shares; (iii) the printing (or reproduction) and delivery of this Agreement and any blue sky memorandum delivered to investors in connection with the offering of the Shares; (iv) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 5(d) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification, by the NASD, of the offering of the Shares (vi) all costs and expenses incident to listing the Shares on the NYSE; (vii) the cost of printing certificates representing the Shares; (viii) the costs and charges of any transfer agent, registrar or depositary; (ix) the transportation and other expenses (collectively, the "ROAD SHOW EXPENSES") incurred by or on behalf of the representatives of the Company and the Selling Stockholder in connection with presentations to prospective purchasers of the Shares; (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholder; and (xi) all other costs and expenses incident to the performance by the Company and/or the Selling Stockholder of their respective obligations hereunder; provided, however, that the Underwriters will pay one-half of the cost of any chartered aircraft used in connection with presentations to prospective purchasers of the Shares.

          (j) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Managers with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Managers of such timely filing. The Company will promptly advise the Managers (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission,
     (3) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective,
     (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (k) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

          (l) As soon as practicable, the Company will make generally available to its security holders and to the Managers an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          7. Selling Stockholder Agreements. The Selling Stockholder agrees with each Underwriter that:

          (a) The Selling Stockholder will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus or Company information prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

          (b) Other than as contemplated under this Agreement, the Selling Stockholder agrees that it will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          8. Lock-Up Agreement.

          (a) (i) The Company will not, and the Selling Stockholder agrees that it will not, without the prior written consent of the Managers on behalf of the Underwriters, during the period ending 90 days after the date of the Prospectus, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (C) in the case of the Company, file any registration statement with the Securities and Exchange Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

               (ii) The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (C) grants, issuances or exercises under any existing stock incentive plans or employee benefits plans or (D) the issuance of Common Stock in connection with the acquisition of, or joint venture with, another company; provided that in the case of any transfer, distribution or issuance pursuant to clause (D),
     (1) each distributee or recipient shall sign and deliver a lock-up letter substantially in the form of Exhibit A hereto and (2) the undersigned and the recipient shall not be required to, and shall not voluntarily, file a report under the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock during the restricted period referred to in the preceding paragraph. In addition, the Selling Stockholder agrees and consents that, without the prior written consent of Morgan Stanley and CGMI on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, provided that the Selling Stockholder may make a demand for, or exercise rights with respect to, registration of shares of Common Stock pursuant to the Stockholder Agreement so long as no registration statement with respect to such shares is filed during such 90-day period.

               (iii) Each of the Company and the Selling Stockholder also agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock except in compliance with the foregoing restrictions.

          9. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus or Company information prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

          10. Conditions to the Obligations of the Underwriters. The obligations of the Selling Stockholder to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares shall be subject to the accuracy in all material respects of the representations and warranties of the Company and the Selling Stockholder contained herein that are not qualified by materiality and to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained herein that are qualified by materiality at the date hereof, the Closing Date, and any Option Closing Date, if applicable, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

          (a) The Company shall have requested and caused (i) Simpson Thacher & Bartlett LLP, counsel for the Company, to furnish to the Underwriters their opinion and negative assurance statement, each dated the Closing Date and, if applicable, any Option Closing Date, and addressed to the Underwriters and substantially in the form of Exhibits B and C hereto; (ii) Randy D. Rinicella, General Counsel of the Company, to furnish to the Underwriters his opinion dated the Closing Date and, if applicable, any Option Closing Date, addressed to the Underwriters and substantially in the form of Exhibit B hereto; and (iii) Skadden, Arps, Slate, Meagher & Flom LLP, special environmental counsel for the Company, to furnish to the Underwriters their negative assurance letter as to certain specified environmental disclosure dated the Closing Date and, if applicable, any Option Closing Date, and addressed to the Underwriters and substantially in the form of Exhibit E hereto; and, if applicable, any Option Closing Date, and addressed to the Underwriters and substantially in the form of Exhibit B hereto.

          (b) The Selling Stockholder shall have requested and caused (i) Simpson Thacher & Bartlett LLP, counsel for the Selling Stockholder, to furnish to the Underwriters their opinion, dated the Closing Date and, if applicable, any Option Closing Date, and addressed to the Underwriters and substantially in the form of Exhibit B hereto.

          (c) The Underwriters shall have received from Shearman & Sterling LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and, if applicable, any Option Closing Date, and addressed to the Underwriters, with respect to the offer and sale of the Shares, the Time of Sale Prospectus, the Prospectus and Registration Statement and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Underwriters a certificate of the Company, signed by (x) the Chairman of the Board or the President and (y) the principal financial or accounting officer of the Company, dated the Closing Date and, if applicable, any Option Closing Date, to the effect that the signers of such certificate have carefully examined the Time of Sale Prospectus, the Prospectus and Registration Statement, any amendment or supplement to the Time of Sale Prospectus, the Prospectus and Registration Statement and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement that are not qualified by materiality are true and correct in all material respects, and the representations and warranties of the Company in this agreement that are qualified by materiality are true and correct, in each case, on and as of the Closing Date or any Option Closing Date, as the case may be, with the same effect as if made on the Closing Date, or such Option Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, or any Option Closing Date, as the case may be; and

               (ii) since the date of the most recent financial statements included in the Prospectus and the Registration Statement (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (e) The Selling Stockholder shall have furnished to the Underwriters a certificate, signed by an executive officer of the Selling Stockholder, dated the Closing Date and, if applicable, any Option Closing Date, to the effect that the representations and warranties of such Selling Stockholder in this Agreement that are not qualified by materiality are true and correct in all material respects and the representations and warranties of the Selling Stockholder that are qualified by materiality are true and correct on and as of the Closing Date and any Option Closing Date, as the case many be, with the same effect as if made on the Closing Date, or such Option Closing Date, as the case may be, and the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, or any Option Closing Date, as the case may be.

          (f) At the date hereof and at the Closing Date, the Company shall have requested and caused PricewaterhouseCoopers LLP to furnish to the Underwriters a "comfort" letter, dated as of the date hereof, and a bring-down "comfort" letter (i) on and dated as of the Closing Date and
     (ii) if applicable, on and dated as of any Option Closing Date, each in form and substance satisfactory to the Managers, confirming that it is an independent registered public accounting firm within the meaning of the Exchange Act and the applicable published rules and regulations thereunder and confirming certain matters with respect to the audited and unaudited financial statements and other financial and accounting information contained in the Time of Sale Prospectus, the Prospectus and Registration Statement; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three days prior to the date of such letter.

          All references in this Section 10(e) to the Time of Sale Prospectus, the Prospectus and Registration Statement include any amendment or supplement thereto at the date of the applicable letter.

          (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and each executive officer and director of the Company and certain affiliates of First Reserve Corporation, listed on
     Schedule IV hereto, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (h) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or, if applicable, any Option Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

          (i) Prior to the Closing Date, or, if applicable, any Option Closing Date, the Company and/or the Selling Stockholder shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

          (j) The Shares shall have been listed on the New York Stock Exchange.

          (k) On the Closing Date, and, if applicable, any Option Closing Date, the Registration Statement shall be effective; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission.

          (l) No Underwriter shall have notice of an adverse claim on the Shares within the meaning of Section 8-102 of the UCC.

          If any of the conditions specified in this Section 10 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions, letters, evidence and certificates mentioned above in this Section 10 shall not be reasonably satisfactory in form and substance to the Managers and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date or, if applicable, any Option Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 10 will be delivered at the office of counsel for the Underwriters, at 599 Lexington Avenue, New York, New York 10022, on the Closing Date.

          11. Reimbursement of Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 10 hereof is not satisfied, because of any termination pursuant to Section 14 hereof or because of any refusal, inability or failure on the part of any Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, including any default pursuant to Section 13 hereof, the Company will reimburse the Underwriters severally through the Managers on demand for all reasonable expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

          12. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers and Affiliates of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act (provided that the Company's indemnification obligation shall not extend to any free writing prospectus or Company information required to be filed by the Company due to an Underwriter's breach of Section 9), or the Prospectus, or in any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (subject to the limitations set forth in the proviso to this sentence) agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of (i) the Selling Stockholder or (ii) any Underwriter through the Managers specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have. The Company shall not be liable under this Section 12 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by the Company, which consent shall not be unreasonably withheld.

          (b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, the directors, officers and Affiliates of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus, or in any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (subject to the limitations set forth in the proviso to this sentence) agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Selling Stockholder will only be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by or on behalf of the Selling Stockholder specifically for inclusion therein. The liability of the Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate net proceeds from the sale of the Shares sold by the Selling Stockholder under this Agreement. Each Underwriter acknowledges that the information in the Time of Sale Prospectus and the Prospectus contained under the caption "Principal and Selling Stockholders," insofar as it relates to the Selling Stockholder and the beneficial ownership of the Selling Stockholder's shares, constitutes the only information furnished in writing by or on behalf of the Selling Stockholder for inclusion in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, or in any amendment of supplement thereto. This indemnity agreement will be in addition to any liability that the Selling Stockholder may otherwise have. The Selling Stockholder shall not be liable under this Section 12 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by the Selling Stockholder, which consent shall not be unreasonably withheld.

          (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company and the Selling Stockholder, the Company's directors, officers and Affiliates, and each person who controls the Company or the Selling Stockholder within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Managers specifically for inclusion in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or in any amendment or supplement thereto. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company and the Selling Stockholder acknowledge that, under the heading "Underwriting," [the table after the first paragraph, the third paragraph, the seventh paragraph and the twelfth paragraph] in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or in any amendment or supplement thereto.

          (d) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (based on the advise of counsel to the indemnified person); (ii) such action includes both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advise of counsel to the indemnified person) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or

(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties. Any such separate firm for any Underwriter, its directors, officers and Affiliates and any control person shall be designated in writing by the Managers, any such separate firm for any of the Company, its directors, officers and Affiliates and any control person shall be designated in writing by the Company and any such separate firm for the Selling Stockholder and any control person shall be designated in writing by the Selling Stockholder. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

          (e) In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively, "LOSSES") to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the purchase discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder, and benefits received by the Underwriters shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Stockholder on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission and any other equitable considerations appropriate in the circumstance. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if the amount of such contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 12 are several in proportion to their respective obligations and not joint. The liability of the Selling Stockholder under the contribution agreement in this paragraph (e) shall be limited to an amount equal to the aggregate net proceeds from the sale of the Shares sold by the Selling Stockholder under the Agreement. For purposes of this
Section 12, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company and each person who controls the Selling Stockholder within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Selling Stockholder, subject in each case to the applicable terms and conditions of this paragraph (e).

          13. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Shares set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Shares set forth in Schedule I hereto, the Company and the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure another party or parties reasonably satisfactory to the nondefaulting Underwriter or Underwriters to purchase no less than the amount of such unpurchased Shares that exceeds 10% of the principal amount thereof upon such terms herein set forth. If, however, the Company and the Selling Stockholder shall not have completed such arrangements within 72 hours after such default and the principal amount of such unpurchased Shares exceeds 10% of the principal amount of such Shares to be purchased on such date, then this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Selling Stockholder. In the event of a default by any Underwriter as set forth in this Section 13, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Underwriters, the Company, the Selling Stockholder and their respective counsel shall determine in order that the required changes in the Time of Sale Prospectus, the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder or any nondefaulting Underwriter for damages occasioned by its default hereunder.

          14. Termination. This Agreement shall be subject to termination in the absolute discretion and in the sole judgment of the Managers, by notice given to the Company prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your sole judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your sole judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any amendment or supplement thereto).

          15. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement among the Company, the Selling Stockholder and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

          (b) The Company and the Selling Stockholder acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm's length from, are not agents of or advisors to, and owe no fiduciary duties to, the Company, the Selling Stockholder or any other person, (ii) the Underwriters owe the Company and the Selling Stockholder only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, and (iii) the Underwriters may have interests that differ from those of the Company and the Selling Stockholder. The Company and the Selling Stockholder agree that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owed or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

          16. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Stockholder or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Selling Stockholder or the Company or any of the indemnified persons referred to in Section 12 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 11 and 12 hereof shall survive the termination or cancellation of this Agreement.

          17. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to the Morgan Stanley Equity Capital Markets Syndicate Desk (fax no.: (212) 761-0316) and confirmed to Morgan Stanley at 1585 Broadway, New York, New York 10036, attention of General Counsel; if sent to the Company, will be mailed, delivered or telefaxed to (716) 375-3178 and confirmed to it at Paul Clark Drive, Olean, New York 14760, attention of General Counsel; or, if sent to the Selling Stockholder, will be mailed, delivered or telefaxed to (203)

[___________] and confirmed to it at One Lafayette Place, Greenwich, CT 06830, attention of [Thomas Denison].

          18. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 12 hereof and their respective successors, and no other person will have any right or obligation hereunder. No purchaser of Shares from any Underwriters shall be deemed to be a successor merely by reason of such purchase.

          19. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

          20. Counterparts. This Agreement may be signed in one or more counterparts (which may be delivered in original form or telecopier), each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

          21. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          22. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

          "AFFILIATE" shall have the meaning specified in Rule 501(b) of Regulation D.

          "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COMMISSION" shall mean the Securities and Exchange Commission.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "NASD" shall mean the NASD.

          "REGULATION D" shall mean Regulation D under the Act.

          "STOCKHOLDER AGREEMENT" shall mean the Amended and Restated Stockholder Agreement, effective as of July 15, 2005, by and among the Company, the Selling Stockholder, Dresser-Rand Holdings, LLC and certain management employees, together with any other stockholder who may be made party thereto.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the several Underwriters.

                                        Very truly yours,

                                        DRESSER-RAND GROUP INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        D-R INTERHOLDING, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC

By: Morgan Stanley & Co. Incorporated


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


By: Citigroup Global Markets Inc.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


By: UBS Securities LLC


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

For themselves and the other several
Underwriters named in Schedule I
to the foregoing Agreement.

                                                                       EXHIBIT A

                            [FORM OF LOCK-UP LETTER]

                                                               ___________, 2006

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
   as representatives of the several underwriters

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Ladies and Gentlemen:

          The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") and Citigroup Global Markets Inc. ("CGMI") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Dresser-Rand Group Inc., a Delaware corporation (the "COMPANY") and D-R Interholding, LLC, a Delaware limited liability company, as selling stockholder (the "SELLING STOCKHOLDER"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley and CGMI (the "UNDERWRITERS"), of 20,000,000 shares (the "SHARES") of the Common Stock, par value $0.01, of the Company (the "COMMON STOCK").

          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and CGMI on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to (A) shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares; provided that no filing by any party under the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (B) transfers of shares of Common Stock or any security convertible, exchangeable for or exercisable into Common Stock as a bona fide gift or gifts as a result of the operation of law or testate or intestate succession, (C) transfers by the undersigned to a trust, partnership, limited liability company or other entity, all of the beneficial interests of which are held, directly or indirectly, by the undersigned or (D) distributions of shares of Common Stock or any security convertible, exchangeable for or exercisable into Common Stock to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (B), (C) or (D), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) the undersigned and recipient shall not be required to, and shall not voluntarily, file a report under the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock during the restricted period referred to in the foregoing sentence. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and CGMI on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, provided that the undersigned may make a demand for, or exercise rights with respect to, registration of shares of Common Stock pursuant to the Amended and Restated Stockholder Agreement dated as of July 15, 2005 so long as no registration statement with respect to such shares is filed during such 90-day period. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

          The undersigned understands that the Company, the Selling Stockholder and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholder and the Underwriters.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Name)

                                        ----------------------------------------
                                        (Address)

                                                                       EXHIBIT B

                                                               ___________, 2006

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
   and the other several
   Underwriters named in Schedule 1
   to the Underwriting Agreement
   referred to below
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

          We have acted as counsel to Dresser-Rand Group Inc., a Delaware corporation (the "Company"), and D-R Interholding, LLC, a Delaware limited liability company (the "Selling Stockholder"), in connection with the purchase by you of an aggregate of 20,000,000 shares of Common Stock, par value $.01 per share (the "Shares"), of the Company from the Selling Stockholder pursuant to the Underwriting Agreement, dated __________, 2006, among you, the Company and the Selling Stockholder (the "Underwriting Agreement").

          We have examined the Registration Statement on Form S-1 (File No. 333-131300) filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), as it became effective under the Securities Act (the "Registration Statement"); the Company's prospectus, dated _________, 2006 (the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act; the Company's preliminary prospectus, dated ________, 2006 (the "Preliminary Prospectus"), included in the Registration Statement immediately prior to the time the Registration Statement became effective under the Securities

Act; and the Underwriting Agreement. We also have examined a specimen certificate representing the Common Stock of the Company. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing and upon originals, or duplicates or certified or conformed copies, of such corporate and other records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and the Selling Stockholder, and have made such other investigations, as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. Our opinion that the Registration Statement has become effective under the Securities Act is based on oral advice from the staff of the Commission to that effect.

          In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. In addition, in connection with our opinion set forth in paragraph 3 below, we have assumed that
(i) The Depository Trust Company ("DTC") is a "securities intermediary" as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"), and the State of New York is the "securities intermediary's jurisdiction" of DTC for purposes of Section 8-110 of the New York UCC, (ii) the Shares to be sold by the Selling Stockholder are registered in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintains possession of certificates representing those Shares,
(iii) DTC indicates by book entries on its books that security entitlements with respect to the Shares to be sold by the Selling Stockholder have been credited to the Underwriters' securities accounts and (iv) the Underwriters are purchasing the Shares to be sold by the Selling Stockholder without notice of any adverse claim (within the meaning of the New York UCC).

          Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

          1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the law of the State of Delaware and has full corporate power and authority to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

          2. The Shares to be sold by the Selling Stockholder have been duly authorized by the Company and are validly issued, fully paid and nonassessable.

          3. The Selling Stockholder has full limited liability company power, right and authority to sell the Shares to be sold by such Selling Stockholder and, upon the payment and transfer contemplated by the Underwriting Agreement, the Underwriters will acquire a security entitlement with respect to the Shares to be sold by the Selling Stockholder and no action based on an adverse claim may be asserted against the Underwriters.

          4. The statements made in the Preliminary Prospectus and the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute summaries of the terms of the Common Stock (including the Shares), constitute accurate summaries of the terms of such Common Stock in all material respects.

          5. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and the Selling Stockholder.

          6. The execution, delivery and performance by the Company of the Underwriting Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement, nor will such action violate the Certificate of Incorporation or By-laws of the Company or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

          7. The sale of the Shares by the Selling Stockholder and the execution, delivery and performance by the Selling Stockholder of the Underwriting Agreement will not breach or result in a default under any agreement identified on annexed Schedule A furnished to us by the Selling Stockholder and which the Selling Stockholder has represented lists all material agreements to which the Selling Stockholder is bound, nor will such action violate the Certificate of Formation or operating agreement of the Selling Stockholder or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body having jurisdiction over the Selling Stockholder.

          8. No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the compliance by the Company with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act, of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

          9. No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the sale of the Shares by the Selling Stockholder and the compliance by the Selling Stockholder with all of the provisions of the Underwriting Agreement, except for the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

          10. The Registration Statement has become effective under the Securities Act and the Prospectus was filed on __________, 2006 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

          11. There are no preemptive rights under federal or New York law or under the Delaware General Corporation Law to subscribe for or purchase shares of the Common Stock. Except as disclosed in the Preliminary Prospectus and the Prospectus, there are no preemptive or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, any shares of the Common

     Stock pursuant to the Company's Certificate of Incorporation or By-laws or any agreement or other instrument filed as an exhibit to the Registration Statement.

          12. The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

          We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent, except that The Bank of New York, as the transfer agent for the Company, may rely upon paragraphs 2, 8 and 10 above, subject to the qualifications and limitation relating thereto.

                                        Very truly yours,

                                        SIMPSON THACHER & BARTLETT LLP

                                                                       EXHIBIT C

                                                                __________, 2006

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
   and the other several
   Underwriters named in Schedule 1
   to the Underwriting Agreement
   referred to below
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

     We have acted as counsel to Dresser-Rand Group Inc., a Delaware corporation (the "Company") and D-R Interholding, LLC, a Delaware limited liability company, as selling stockholder (the "Selling Stockholder"), in connection with the purchase by you of an aggregate of 20,000,000 shares of Common Stock, par value $.01 per share (the "Shares"), of the Company from the Selling Stockholder pursuant to the Underwriting Agreement, dated ________, 2006, among the Company, the Selling Stockholder and you (the "Underwriting Agreement").

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement on Form S-1 (File No. 333-131300) (the "Registration Statement") filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), the Company's prospectus, dated _________, 2006 (the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act, the Company's preliminary prospectus, dated _________, 2006 (the "Preliminary Prospectus"), included in the Registration Statement immediately prior to the time the Registration Statement became effective under the Securities Act or the [free writing prospectuses listed on Schedule A hereto][pricing information listed on Schedule A hereto which we understand was conveyed orally] (such scheduled [free writing prospectuses][pricing information], together with the Preliminary Prospectus, the "Pricing Disclosure Package"), and we take no responsibility therefor, except as and to the extent set forth in numbered paragraph 4 of our opinion letter to you dated the date hereof.

     In connection with, and under the circumstances applicable to, the offering of the Shares, we participated in conferences with certain officers and employees of the Company and the Selling Stockholder, representatives of PricewaterhouseCoopers LLP, counsel to the Company, your representatives and your counsel in the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package and the Prospectus and also reviewed certain corporate and other records and documents furnished to us by the Company and the selling stockholder, as well as the documents delivered to you at the closing. Certain of such corporate and other records and documents were not in English or were governed by the laws of jurisdictions other than the United States and, accordingly, we necessarily relied upon directors, officers and employees of the Company and its subsidiaries and other persons in evaluating such corporate and other records and documents. Based upon our review of the Registration Statement, the Pricing Disclosure Package and the Prospectus, our participation in the conferences referred to above, our review of the corporate and other records and documents as described above, as well as our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder:

     (i) we advise you that each of the Registration Statement, as of the date it became effective under the Securities Act, and the Prospectus, as of ________, 2006, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no view with respect to (a) the financial statements or other financial or statistical data contained in, or omitted from, the Registration Statement or the Prospectus or (b) the statements contained in, or omitted from, the Environmental Sections covered in the negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP referenced below; and

     (ii) nothing has come to our attention that causes us to believe that (a) the Registration STATEMENT, as of the date it became effective under the Securities Act, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (b) the Pricing Disclosure Package, as of __ pm on _________, 2006, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the Prospectus, as of __________, 2006 or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief in any of clauses (a), (b) or (c) above with respect to (A) the financial statements or other financial or statistical data contained in, or omitted from, the Registration Statement, the Pricing Disclosure Package or the Prospectus or (B) the statements contained in, or omitted from, the Environmental Sections covered in the negative assurance letter of Skadden, Arps, Slate, Meagher & Flom LLP referenced below.

     We understand that you will be receiving a negative assurance letter, dated the date hereof, from Skadden, Arps, Slate, Meagher & Flom LLP, special environmental counsel to the Company, in connection with the offering of the Shares, relating to the Environmental Sections (as defined in such negative assurance letter) referenced above.

     This letter is delivered to you in connection with the above-described transaction. This letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation.

                                        Very truly yours,

                                        SIMPSON THACHER & BARTLETT LLP

                                                                       EXHIBIT D

                                                                __________, 2006

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
   and the other several
   Underwriters named in Schedule I
   To the Underwriting Agreement
   Referred to below
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

                           Re: Dresser-Rand Group Inc.

Ladies and Gentlemen:

          I am the Vice President, General Counsel and Secretary of Dresser-Rand Group Inc., a Delaware corporation (the "Company"), and have acted as counsel for the Company and those direct and indirect subsidiaries of the Company listed on Annex I attached hereto (collectively, the "Significant Subsidiaries") in connection with the purchase by you of an aggregate of 20,000,000 shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), from D-R Interholding, LLC, a Delaware limited liability company, as selling stockholder (the "Selling Stockholder"), pursuant to the Underwriting Agreement, dated ___________, 2006, among you, the Company and the Selling Stockholder (the "Underwriting Agreement"). Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Underwriting Agreement.

          This opinion is delivered to you pursuant to Section 7 of the Underwriting Agreement. Concurrent with the delivery of this opinion, (i) Simpson Thacher & Bartlett LLP, special counsel to the Company, and (ii) Skadden, Arps, Slate, Meagher & Flom LLP, special Environmental counsel to the Company, are delivering to you separate opinions to which you are referred for further information regarding legal matters arising under the Underwriting Agreement.

          In arriving at the opinions express below, I or the attorneys, paralegals and other professionals under my supervision (with whom I have consulted) have examined and relied on the following documents:

          (i) an executed copy of the Underwriting Agreement;

          (ii) copies of each of (i) the respective certificates of incorporation or similar organizational documents of the Company and the Significant Subsidiaries, each as amended to the date of this letter and certified by the Secretary of State of Delaware, the Clerk of the County of Cattaraugus, New York or the Commercial Tribunal of Le Havre, as applicable, and (ii) the respective bylaws or similar organizational documents of the Company and the Significant Subsidiaries, each as amended to the date of this letter and certified by an officer of the Company to be true and correct on the date of this letter (together, the "Organizational Documents");

          (iii) the Registration Statement on Form S-1 (File No. 333-131300) (the "Registration Statement") filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"), as it became effective under the Securities Act;

          (iv) the Company's prospectus, dated _________, 2006 (the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act;

          (v) the Company's preliminary prospectus, dated ________, 2006 (the "Preliminary Prospectus"), included in the Registration Statement immediately prior to the time the Registration Statement became effective under the Securities Act;

          (vi) [free writing prospectuses listed on Schedule A hereto][pricing information listed on Schedule A hereto which I understand was conveyed orally] (such scheduled [free writing prospectuses][pricing information], together with the Preliminary Prospectus, the "Pricing Disclosure Package"); and

          (vii) such other documents as I or the attorneys, paralegals and other professionals under my supervision (with whom I have consulted) have deemed necessary or appropriate as a basis for the opinions set forth below.

          In addition, I or the attorneys, paralegals or other professionals under my supervision (with whom I have consulted) have examined and relied upon, the originals, or duplicates or certified or conformed copies, of all such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and its subsidiaries and have made such other investigations of fact and law, as I have deemed relevant and necessary in connection with the opinions hereinafter set forth.

          In such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. In rendering the opinion set forth in paragraph 7 below, I have assumed that Dresser-Rand S.A. is validly existing and in good standing under the laws of France.

          My opinion set forth in paragraph 4 below with respect to the ownership of the outstanding shares of capital stock of the Company and the Significant Subsidiaries is based solely upon my review of the stock ledgers of the Company and the Significant Subsidiaries.

          Based upon the foregoing and subject to the qualifications and limitations stated herein, I am of the opinion that:

          1. Each of the Company and Dresser-Rand Company has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

          2. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

          3. The Shares to be sold by the Selling Stockholder have been duly authorized, validly issued, fully paid and non-assessable, and will not be subject to any preemptive or similar rights.

          4. All the outstanding shares of capital stock of each Significant Subsidiary are owned by the Company either directly or through wholly owned subsidiaries free and clear of an any security interest, claim, lien or encumbrance (other than liens, encumbrances and restrictions imposed in favor of the lenders under the Company's senior secured credit agreement described in the Preliminary Prospectus and the Prospectus or permitted thereunder).

          5. The Company's authorized equity capitalization is as set forth in the Preliminary Prospectus and the Prospectus.

          6. To my knowledge, there are no pending or threatened actions, suits or proceedings by or before any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus and are not so described.

          7. None of the execution and delivery of the Underwriting Agreement or the offering and sale of the Shares by the Selling Stockholder will, as of the date of this letter and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Preliminary Prospectus and the Prospectus, conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the Organizational Documents of the Company, (ii) any Applicable Contract, or (iii) any Applicable Law, other than in the case of clauses
     (ii) and (iii), such breaches, violations, liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect, and provided that I express no opinion, in the case of clause (ii), with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company to the extent the determination of such breach or violation requires quantitative determination.

          As used in this letter, (i) "Applicable Laws" means those laws, rules or regulations of the United States of America and the State of Ohio, which a lawyer in the State of Ohio exercising customary professional diligence would reasonably be expected to recognize as being applicable to transactions of the type contemplated by the Underwriting Agreement, but excluding any securities laws of any jurisdiction and the rules and regulations of the National Association of Securities Dealers, Inc. and (ii) "Applicable Contract" means any agreement or instrument to which the Company or any of its subsidiaries is a party which are filed as an exhibit to the Registration Statement pursuant to
Item 601(b) (4) or (10) of Regulation S-K.

          I have not independently verified or checked the accuracy, completeness or fairness of the statements made or included in the Registration Statement, and I take no responsibility therefor.

          In connection with, and under the circumstances applicable to the offering and sale of the Shares, I or attorneys, paralegals and other professionals under my supervision (with whom I have consulted) have participated in conference calls and meetings with certain officers and employees of the Company and its subsidiaries, representatives of PricewaterhouseCoopers LLP, counsel to the Company and its subsidiaries and your counsel in the course of the preparation by the Company and its subsidiaries of the Registration Statement, the Preliminary Prospectus and the Prospectus. I or attorneys, paralegals and other professionals under my supervision (with whom I have consulted) also have reviewed certain records and documents of the Company and its subsidiaries furnished to me, as well as the documents delivered to you at the closing. Based upon our review of the Registration Statement, the Preliminary Prospectus and the Prospectus, our participation in the conference calls and meetings referred to above and our review of the records and documents as described above, no facts have come to my attention that cause me to believe that (i) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of __ pm on ________, 2006, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (iii) the Prospectus, as of its date or as of the date of this letter, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that I express no view or belief with respect to the financial statements, schedules or other financial or statistical data, including any pro forma financial information, contained in or omitted from the Registration Statement, the Preliminary Prospectus and the Prospectus.

          I am admitted to practice law in the State of Ohio, and do not express any opinion herein concerning any law other than the laws of the United States of America and the State of Ohio. To the extent that any of my opinions set forth above are governed by the laws of any jurisdiction other than the State of Ohio or applicable federal law, I have assumed the laws of all such jurisdictions which may govern the Underwriting Agreement are identical in all respects to the laws of the State of Ohio.

          This letter is rendered only to the addressees hereof and is solely for their benefit in connection with the above-described transaction. This letter may not be relied upon, used, circulated, quoted or otherwise referred to by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without my prior written consent.

                                        Very truly yours,


                                        ----------------------------------------
                                        Randy D. Rinicella

                                                                         ANNEX I

                            SIGNIFICANT SUBSIDIARIES

Dresser-Rand Company, a New York general partnership

Dresser-Rand S.A., a French corporation

                                                                       EXHIBIT E

                                                                __________, 2006


Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
         And the other several
         Underwriters named in Schedule I
         To the Underwriting Agreement
         referred to below
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York NY 10036

    Re:   Dresser-Rand Group, Inc.
          ------------------------

Ladies and Gentlemen:

         We have acted as special environmental counsel to Dresser-Rand Group Inc., a Delaware corporation (the "Company"), with respect to certain environmental matters, in connection with the Underwriting Agreement, dated March --, 2006 (the "Underwriting Agreement"), among the several Underwriters named therein (the "Underwriters"), the Company and D-R Interholding, LLC, a Delaware limited liability company, as selling stockholder (the "Selling Stockholder"), relating to the sale to the Underwriters by the Selling Stockholder of 20,000,000 shares (the "Securities") of the Company's Common Stock, par value $ .01 per share (the "Common Stock").

         This letter is being furnished to you pursuant to Section 6 of the Underwriting Agreement.

         In the above capacity, we have reviewed the following sections (the "Environmental Sections") of the prospectus included in the registration statement on

Form S-1 (File No. 333-131300) (the "Registration Statement") of the Company relating to the Securities filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"), the Time of Sale Prospectus dated _____, 2006 and the prospectus dated ____, 2006 relating to the Securities (the "Prospectus"):

         1.   In the "Risk Factors" section, the subsection titled:
              "Environmental compliance costs and liabilities could affect our financial condition adversely;" and

         2. In the "Business" section, the subsection titled "Environmental and Government Regulation."

         We have been advised by the Company that the Registration Statement was declared effective by the Commission effective on _____, 2006 (the "Effective Date").

         Our review of the Environmental Sections has been limited to the following: In connection with First Reserve Corporation's ("First Reserve") acquisition of the Company from Ingersoll-Rand Company Limited ("Ingersoll-Rand"), we represented First Reserve and in that connection we commissioned an environmental consulting firm, ENVIRON International ("ENVIRON"), to visit the Company's facilities to prepare Phase I environmental reports, and based on its Phase I findings, to conduct Phase II sampling of soil and groundwater. In preparing its Phase I reports, ENVIRON advised that it relied on the information provided by the Company and we have not verified that information. ENVIRON completed its Phase I reports between August and October 2004 and its Phase II Reports between September and October 2004. We discussed these reports extensively with representatives of ENVIRON and Ingersoll-Rand, but we did not visit any of the Company's facilities or independently investigate these matters ourselves. The Company has advised us that no additional environmental audits or Phase I or II investigations of the Company's facilities have been subsequently conducted. Based upon this work and our discussion with representatives of the Company, we provided comments to assist in the drafting of the Environmental Sections.

         We did not participate in preparation of the Registration Statement, the Time of Sale Prospectus, or the prospectus, other than in connection with our review of the Environmental Sections and have not participated in discussions with you (or your counsel) or the Company's accountants, or engaged in other diligence as we would have if we had been engaged to advise the Company in the preparation of the Registration Statement. We did, however, interview Peter S. Taschner, Chief Safety Officer, Worldwide, and Gregg Stubbs, Environmental Safety and Health

Manager, North American Offices, of the Company. We do not pass upon, or assume any responsibility for the accuracy, completeness or fairness of the statements made or included in the Environmental Sections and have made no independent check or verification thereof.

         On the basis of the foregoing, no facts have come to our attention that have caused us to believe that (i) the Environmental Sections, taken as a whole, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Environmental Sections, taken as a whole, as of [__] PM, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) that the Environmental Sections, taken as a whole, as of the date of the Prospectus and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         We do not, however, express any view with respect to:

         (i) any statements in or omissions from the Registration Statement, the Time of Sale Prospectus or the Prospectus other than the Environmental Sections including, without limitation, the financial statements, schedules and other financial or statistical data included in or excluded from the Registration Statement, the Time of Sale Prospectus or the Prospectus (such statements, the "Excluded Statements");

         (ii) the effect of any statement in or omission of any statement from the Excluded Statements; and

         (iii) the effect of any matters purported to be covered in or omitted from the Excluded Statements.


         This letter is furnished only to the Underwriters and is solely for the Underwriters' benefit in connection with the offering of the Securities, pursuant to the Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Securities or that seeks to assert your rights in respect of this letter


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

(other than your or the other Underwriters' successors in interest by means of merger, consolidation, transfer of a business or other similar transaction).


                                      Very truly yours,



                                      Skadden, Arps, Slate, Meagher & Flom LLP


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